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         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

                       SUPPLEMENT DATED OCTOBER 4, 2006 TO
                         PROSPECTUSES DATED MAY 1, 2006

This Supplement is intended to supplement prospectuses dated May 1, 2006 ("Prospectuses")for certain "Venture Variable Annuity," "Venture III Variable Annuity," "Vantage Variable Annuity," (Prospectus form numbers: Venture 2006, Venture 24, 22, 20, Venture III 2006, and Vantage 2006) Contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York.

This Supplement describes a change to the subadviser of the underlying Science and Technology Trust that corresponds to the Variable Investment Option described in the Prospectuses.

Effective October 6, 2006, RCM Capital Management LLC will become a co-subadviser to the Science & Technology Trust joining T. Rowe Price Associates, Inc. As a result, we revise the disclosure related to these subadvisers on the front page of the Prospectus as follows:


                     RCM CAPITAL MANAGEMENT LLC.
                        Science & Technology Trust (1)
                     T. ROWE PRICE ASSOCIATES, INC.
                        Blue Chip Growth Trust
                        Equity-Income Trust
                        Health Sciences Trust
                        Science & Technology Trust (1)
                        Small Company Value Trust
                     (1) The Science & Technology Trust
                     is subadvised by T. Rowe Price
                     Associates, Inc. and RCM Capital
                     Management LLC


In addition, we revise disclosure related to the Science & Technology Trust entitled "The Funds" to read as follows:


                               JOHN HANCOCK TRUST
      (We show the Fund's manager (i.e. subadviser) in bold above the name of the Fund)

RCM CAPITAL MANAGEMENT LLC(5)
    Science & Technology Trust  Seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the Fund's objective.

T. ROWE PRICE ASSOCIATES, INC.(5)
    Science & Technology Trust  Seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the Fund's objective.

(5) The Science & Technology Trust is subadvised by T. Rowe Price Associates, Inc. and RCM Capital Management LLC

You bear the investment risk of any Fund you choose as a Variable Investment Option for your Contract. You can find a full description of each Fund, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Fund in the prospectus for that Fund. YOU CAN OBTAIN A COPY OF A FUND'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF YOUR PROSPECTUS. YOU SHOULD READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

You should retain this Supplement for future reference.

                        SUPPLEMENT DATED OCTOBER 4, 2006

0506:120310      333-70728
0506:703439      333-70850
0506:10306       333-70730
0506:703412      033-79112
0506:703409      333-71072
0506:120312      333-83558


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